SUPPLEMENT Dated August 7, 2006

To The Prospectus Dated April 28, 2006 For

Your Variable Annuity Contract

Issued By ING USA Annuity and Life Insurance Company

Through Separate Account B or EQ of ING USA Annuity and Life Insurance Company

Or

Issued By ReliaStar Life Insurance Company of New York

Through Separate Account NY-B of ReliaStar Life Insurance Company of New York

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at

1-800-366-0066.

These investment portfolio changes, underlined in the following excerpts of “Appendix B –The Investment Portfolios,” are all effective August 7, 2006 – with all references in the prospectus changed accordingly:

Fund Name and Investment Adviser/Subadviser	Investment Objective
ING Investors Trust 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
ING AllianceBernstein Mid Cap Growth Portfolio (Class S) Investment Adviser: Directed Services, Inc. Investment Subadviser: AllianceBernstein, L.P. (formerly, Alliance Capital Management, L.P.)	Seeks long-term growth of capital.

ING FMRSM Mid Cap Growth Portfolio (formerly, ING MFS Mid Cap Growth Portfolio) (Class S)

Investment Adviser: Directed Services, Inc.

Investment Subadviser: Fidelity Management & Research Co. (formerly, Massachusetts Financial Services Company)

Seeks long-term growth of capital.

ING Global Technology Portfolio (formerly, ING Goldman Sachs TollkeeperSM Portfolio*) (Class S)

Investment Adviser: Directed Services, Inc.

Investment Subadviser: ING Investment Management Company (formerly, Goldman Sachs Asset Management, L.P.)

*   oldman Sachs TollkeeperSM is a service mark of Goldman Sachs & Co.

Seeks long-term growth of capital.

140557 –ING USA;RLNY	08/07/06